UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report  (Date of earliest event reported): January 19, 2018

Strayer Education, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.07.          Submission of Matters to a Vote of Security Holders

On January 19, 2018, Strayer Education, Inc. (“Strayer”) held a special meeting of stockholders (the “Special Meeting”) in connection with the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of October 29, 2017, by and among Strayer, Capella Education Company (“Capella”) and Sarg Sub Inc., (“Merger Sub”), whereby Merger Sub, a wholly-owned subsidiary of Strayer, will merge with and into Capella (the “Merger”).  As of December 11, 2017, the record date for the Special Meeting, there were 11,167,425 shares of Strayer common stock, par value $0.01 per share (“Strayer common stock”), outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, a total of 10,384,073 shares of Strayer common stock were present in person or represented by proxy, constituting a quorum to conduct business.

A summary of the voting results for each of the proposals listed below, each of which is described in detail in Strayer’s definitive joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on December 8, 2017 (the “Proxy Statement”), is set forth below:

Proposal 1 – Share Issuance Proposal.  The stockholders voted on the proposal to approve the issuance of shares of Strayer common stock to shareholders of Capella in connection with the Merger. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
10,278,067	75,026	30,980	—

Accordingly, the proposal regarding issuance of Strayer common stock to shareholders of Capella in connection with the Merger was approved.

Proposal 2 – Charter Amendment Proposal.  The stockholders voted on the proposal to amend and restate Strayer’s charter to provide for certain changes as shown in Annex B to the Proxy Statement (such changes to include changing Strayer’s corporate name from “Strayer Education, Inc.” to “Strategic Education, Inc.” and increasing the number of shares of Strayer common stock that Strayer is authorized to issue under its charter to 32,000,000). Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
10,247,691	106,011	30,371	—

Accordingly, the proposal to amend and restate Strayer’s charter was approved.  If Strayer and Capella do not consummate the Merger, Strayer will not amend and restate the Strayer charter to effect the amendments contemplated by the Charter Amendment Proposal, even though Strayer stockholders have approved the Charter Amendment Proposal.

Proposal 3 – Adjournment Proposal.  Because a quorum was present at the Special Meeting and each of Proposal 1 and Proposal 2 received the requisite votes needed for their approval, a vote on the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies in favor of Proposal 1 and/or Proposal 2 if there were insufficient votes at the time to approve either or both proposals, was not called.

Item 8.01.          Other Events

On January 19, 2018, Strayer issued a press release announcing the results of stockholder voting at the Special Meeting in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.          Other Events

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

99.1      Press release of Strayer dated January 19, 2018.

Forward Looking Statements

This communication contains certain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “will,” “forecast,” “outlook,” “plan,” “project,” or similar words and may include statements with respect to, among other things, the proposed merger of a wholly-owned subsidiary of Strayer with and into Capella, including the expected timing of completion of the Merger; the anticipated benefits of the Merger, including estimated synergies; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. The statements are based on Strayer’s current expectations and are subject to a number of assumptions, uncertainties and risks. In connection with the safe-harbor provisions of the Reform Act, Strayer has identified important factors that could cause Strayer’s actual results to differ materially from those expressed in or implied by such statements. The assumptions, uncertainties and risks include:

  the risk that the Merger may not be completed in a timely manner or at all due to the failure to satisfy other conditions (including obtaining required regulatory and educational agency approvals) to completion of the Merger;
  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;
  the outcome of any legal proceeding that may be instituted against Strayer, Capella and others following the announcement of the Merger;
  the amount of the costs, fees, expenses and charges related to the Merger;
  the risk that the benefits of the Merger, including expected synergies, may not be fully realized or may take longer to realize than expected;
  the risk that the Merger may not advance the combined company’s business strategy and growth strategy;
  the risk that the combined company may experience difficulty integrating Strayer’s and Capella’s employees or operations;
  the potential diversion of Strayer’s management’s attention resulting from the proposed Merger; and
  other risks and uncertainties identified in Strayer’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. Strayer undertakes no obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Strayer’s and Capella’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Strayer with the SEC may be obtained free of charge at Strayer’s website at www.strayereducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Strayer by requesting them in writing to 2303 Dulles Station Boulevard, Herndon, VA 20171. The documents filed by Capella with the SEC may be obtained free of charge at Capella’s website at www.capellaeducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Capella by requesting them in writing to 225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402.

In connection with the proposed transaction, on November 20, 2017, Strayer filed a registration statement on Form S-4 with the SEC which included a joint proxy statement of Strayer and Capella and a prospectus of Strayer. The registration statement was amended on December 4, 2017 and declared effective on December 8, 2017. On January 19, 2018 at their respective special meetings, Strayer’s stockholders approved the issuance of Strayer common stock and the amendment and restatement of Strayer’s charter, each in connection with the Merger, and Capella shareholders approved the Agreement and Plan of Merger, dated as of October 29, 2017, by and among the Company, Capella and Merger Sub. INVESTORS AND SECURITY HOLDERS OF STRAYER AND CAPELLA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain the registration statement and the Proxy Statement free of charge from the SEC’s website or from Strayer or Capella as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the Proxy Statement.

No Offer or Solicitations

This document shall not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date:	January 19, 2018	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial
Officer

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